                                                                    Exhibit 23.5


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 30, 1999, relating to the financial statements of University Netcasting, Inc., which appears in Student Advantage, Inc.'s Registration Statement on Form S-1.


                                        /s/ PricewaterhouseCoopers LLP

                                        PRICEWATERHOUSECOOPERS LLP

San Diego, California
July 1, 1999